UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bärengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0) 43 456 76 00

ACE Limited

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective as of 5:30 p.m. EST on January 14, 2016 (the “Effective Time”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) among ACE Limited (now named Chubb Limited), a company organized under the laws of Switzerland (the “Registrant”), The Chubb Corporation, a New Jersey corporation (“Chubb Corp”) and William Investment Holdings Corporation, a New Jersey corporation and a wholly owned subsidiary of the Registrant (“Merger Sub”), Merger Sub merged with and into Chubb Corp, with Chubb Corp continuing as the surviving corporation and a wholly owned indirect subsidiary of the Registrant (the “Merger”).

From and after the Effective Time, the Registrant has been doing business under the name “Chubb Limited” and, on January 15, 2016, the Registrant was renamed Chubb Limited and its common shares, par value CHF 24.15 per share (the “ACE Common Shares”) commenced trading on the New York Stock Exchange under the ticker symbol “CB”. The common stock, par value $1.00 per share, of Chubb Corp (the “Chubb Corp Common Stock”), which had traded under the symbol “CB”, has ceased trading on, and has been delisted from, the New York Stock Exchange.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding share of Chubb Corp Common Stock (other than certain excepted shares as described in the Merger Agreement) was converted into the right to receive (i) 0.6019 of an ACE Common Share and (ii) $62.93 in cash, with cash payable in lieu of fractional shares.

Based on the closing price of $111.02 per ACE Common Share on the New York Stock Exchange on January 14, 2016, the aggregate consideration paid to the former holders of Chubb Corp Common Stock in connection with the Merger was approximately $29.5 billion, including approximately $15.2 billion in ACE Common Shares and approximately $14.3 billion in cash.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each Chubb Corp stock option, restricted stock unit award (including each performance-based restricted stock unit award) and deferred stock unit award outstanding immediately prior to the Effective Time was automatically converted into a stock option, restricted stock unit award or deferred stock unit award, as applicable, relating to ACE Common Shares, the number of which was determined in accordance with the adjustment mechanism set forth in the Merger Agreement, on the same terms and conditions as were applicable immediately prior to the Effective Time under such Chubb Corp equity award.

As previously disclosed, on October 22, 2015, at an extraordinary general meeting of the shareholders of the Registrant, four individuals who were directors of Chubb Corp—Sheila P. Burke, James I. Cash, Jr., Lawrence W. Kellner and James M. Zimmerman—were elected as members of the Registrant’s Board of Directors, subject to the completion of the Merger. On January 14, 2016, as a result of the completion of the Merger, Ms. Burke, Mr. Cash, Mr. Kellner and Mr. Zimmerman became directors of the Registrant with Ms. Burke joining the Risk & Finance Committee and Mr. Kellner and Mr. Cash joining the Audit Committee, and Mr. Zimmerman joining the Nominating and Governance Committee and serving as an observer to the Compensation Committee, pending election to the Compensation Committee at the Registrant’s next annual general meeting of shareholders.

The issuance of ACE Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-206056) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2015, amended as of September 1, 2015 and declared effective on September 9, 2015.

The representations, warranties and covenants of each of the Registrant, Merger Sub and Chubb Corp contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Merger Agreement is incorporated into this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the parties. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Registrant and Chubb Corp file with the SEC.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement incorporated by reference as Exhibit 2.1 hereto and hereby incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

After completion of the Merger, and effective as of January 15, 2016, Chubb Corp merged with and into ACE INA Holdings Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (“ACE INA”), with ACE INA surviving as a wholly owned subsidiary of the Registrant (the “Secondary Merger”).

Effective as of the completion of the Secondary Merger, ACE INA assumed Chubb Corp’s rights, duties and obligations, and the Registrant guaranteed ACE INA’s payment obligations, with respect to the following securities under the following indentures:

a) Pursuant to a First Supplemental Indenture (“First Supplemental Indenture”), dated as of January 15, 2016, among the Registrant, ACE INA, Chubb Corp and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Trust Company N.A., as successor to Bank One Trust Company, N.A. (formerly The First National Bank of Chicago)), as trustee, ACE INA assumed Chubb Corp’s rights, duties and obligations under the Chubb Corp Senior Indenture, dated as of October 25, 1989, between Chubb Corp and The First National Bank of Chicago, as trustee (the “Chubb Corp Senior Indenture”), under which $600,000,000 aggregate principal amount of 5.75% notes due May 15, 2018 (the “5.75% Notes due 2018”), $100,000,000 aggregate principal amount of 6.60% debentures due August 15, 2018 (the “6.60% Debentures due 2018”), $200,000,000 aggregate principal amount of 6.80% debentures due November 15, 2031 (the “6.80% Debentures due 2031”), $800,000,000 aggregate principal amount of 6% notes due May 11, 2037 (the “6% Notes due 2037”) and $600,000,000 aggregate principal amount of 6.50% notes due May 15, 2038 (the “6.50% Notes due 2038”) are outstanding. Also pursuant to the First Supplemental Indenture, the Registrant guaranteed ACE INA’s due and punctual payment of principal and premium of, interest on, and additional amounts with respect to the foregoing securities issued by Chubb Corp under the Chubb Corp Senior Indenture.

b) Pursuant to a Second Supplemental Indenture (“Second Supplemental Indenture”), dated as of January 15, 2016, among the Registrant, ACE INA, Chubb Corp and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Subordinated Trustee”), ACE INA assumed Chubb Corp’s rights, duties and obligations under the Chubb Corp Junior Subordinated Indenture, dated as of March 29, 2007 (the “Chubb Corp Junior Subordinated Indenture”), between Chubb Corp and the Subordinated Trustee, as supplemented by the First Supplemental Indenture thereto, dated as of March 29, 2007, between Chubb Corp and the Subordinated Trustee, pursuant to which $1,000,000,000 aggregate principal amount of 6.375% directly issued subordinated capital securities due March 29, 2067 (the “6.375% DISCs”) are outstanding. Also pursuant to the Second Supplemental Indenture, the Registrant guaranteed, on a subordinated basis (as described in the Second Supplemental Indenture), ACE INA’s due and punctual payment of principal and premium of, interest on, and additional amounts with respect to the foregoing securities issued by Chubb Corp under the Chubb Corp Junior Subordinated Indenture. The Registrant’s guarantee with respect to the 6.375% DISCs is subordinate to the Registrant’s senior indebtedness (as defined in the Second Supplemental Indenture), including the Registrant’s guarantee with respect to the securities described above as outstanding under the Chubb Corp Senior Indenture and the outstanding senior indebtedness of ACE INA, and is pari passu with the Registrant’s guarantee of ACE INA’s 9.7% Junior Subordinated Deferrable Interest Debentures due 2030.

The foregoing descriptions are qualified in their entirety by the complete terms and conditions of: (i) the First Supplemental Indenture and the Second Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference into this Item 2.03; and (ii) the Chubb Corp Senior Indenture, the Chubb Corp Junior Subordinated Indenture, the First Supplemental Indenture, dated as of March 29,

2007, to the Chubb Corp Junior Subordinated Indenture, the form of note for the 5.75% Notes due 2018, the form of debenture for the 6.60% Debentures due 2018, the form of debenture for the 6.80% Debentures due 2031, the form of note for the 6% Notes due 2037, the form of note for the 6.50% Notes due 2038 and the form of debenture for the 6.375% DISCs, which are incorporated by reference as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11, respectively, hereto and incorporated by reference into this Item 2.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the completion of the Merger, the Registrant filed amendments to its Articles of Association with the Commercial Register of the Canton of Zurich, Switzerland, on January 14, 2016 to reflect an increase of 136,951,452 shares in its issued share capital (article 3(a)) and to reflect a corresponding decrease in its authorized share capital (article 6(a)). The capital increase was authorized by the Registrant’s shareholders at the extraordinary general meeting held on October 22, 2015 and approved by the Registrant’s Board of Directors pursuant to resolutions dated as of January 14, 2016.

In addition, as previously disclosed, on October 22, 2015, at the extraordinary general meeting of the Registrant’s shareholders, the Registrant’s shareholders resolved to amend the Articles of Association of the Registrant in order to change the Registrant’s name to “Chubb Limited”, subject to completion of the Merger. The necessary filings with the Commercial Register of the Canton of Zurich, Switzerland to implement these amendments were made and became effective on January 15, 2016.

The foregoing description is qualified in its entirety by reference to the Registrant’s amended Articles of Association attached hereto as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements of the Businesses Acquired.

The audited consolidated balance sheets of Chubb Corp as of December 31, 2014 and December 31, 2013 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedules, are incorporated by reference to Exhibit 99.1 hereto and are hereby incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 26, 2015, relating to the Chubb Corp financial statements and financial statement schedules, is incorporated by reference to Exhibit 99.2 hereto and is hereby incorporated by reference into this Item 9.01(a).

The unaudited consolidated condensed balance sheets of Chubb Corp as of September 30, 2015 and December 31, 2014, the consolidated condensed statements of income and comprehensive income for the three and nine months ended September 30, 2015 and the consolidated condensed statements of shareholders’ equity and cash flows for the nine months ended September 30, 2015, and the notes related thereto, are incorporated by reference to Exhibit 99.3 hereto and are hereby incorporated by reference into this Item 9.01(a).

b) Pro Forma Financial Information.

The Registrant intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

d) Exhibits.

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-11778)

3.1	Amended Articles of Association of the Registrant

4.1	First Supplemental Indenture to the Chubb Corp Senior Indenture

4.2	Second Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796)

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2037 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Chubb Corp

99.1	The audited consolidated balance sheets of Chubb Corp as of December 31, 2014 and December 31, 2013 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedules (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 26, 2015, relating to the Chubb Corp financial statements and financial statement schedules (incorporated by reference to Part IV, Item 15(a) to Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.3	The unaudited consolidated condensed balance sheets of Chubb Corp as of September 30, 2015 and December 31, 2014, the consolidated condensed statements of income and comprehensive income for the three and nine months ended September 30, 2015, and the consolidated condensed statements of shareholders’ equity and cash flows for the nine months ended September 30, 2015, and the notes related thereto (incorporated by reference to Part I, Item 1 of Chubb Corp’s Quarterly Report on Form 10-Q for the Period Ended September 30, 2015, filed on November 6, 2015) (File No. 001-08661)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chubb Limited
(Registrant)

By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

Date: January 15, 2016

EXHIBIT INDEX

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-11778)

3.1	Amended Articles of Association of the Registrant

4.1	First Supplemental Indenture to the Chubb Corp Senior Indenture

4.2	Second Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796))

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2037 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Chubb Corp

99.1	The audited consolidated balance sheets of Chubb Corp as of December 31, 2014 and December 31, 2013 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedules (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 26, 2015, relating to the Chubb Corp financial statements and financial statement schedules (incorporated by reference to Part IV, Item 15(a) to Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.3	The unaudited consolidated condensed balance sheets of Chubb Corp as of September 30, 2015 and December 31, 2014, the consolidated condensed statements of income and comprehensive income for the three and nine months ended September 30, 2015, and the consolidated condensed statements of shareholders’ equity and cash flows for the nine months ended September 30, 2015, and the notes related thereto (incorporated by reference to Part I, Item 1 of Chubb Corp’s Quarterly Report on Form 10-Q for the Period Ended September 30, 2015, filed on November 6, 2015) (File No. 001-08661)